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                                                                    EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Synovis Life Technologies, Inc. certifies that the Quarterly Report of Synovis Life Technologies, Inc. on Form 10-Q for the fiscal quarter ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Synovis Life Technologies, Inc.


                                           By: /s/ Karen Gilles Larson
                                               ---------------------------------
                                           Name: Karen Gilles Larson
                                           Title: President and Chief Executive
                                                  Officer



                                           By: /s/ Connie L. Magnuson
                                               ---------------------------------
                                           Name: Connie L. Magnuson
                                           Title: Vice-President of Finance and
                                                  Chief Financial Officer


                                           Dated: September 12, 2003